EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-K of Blue Gem Enterprise for the year ended May 31, 2009, I certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the annual Report on Form 10-K of Blue Gem Enterprise for the year ended May 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the annual Report on Form 10-K for the year ended May 31, 2009, fairly presents in all material respects, the financial condition and results of operations of Blue Gem Enterprise.


/s/ Joseph Meuse
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By:    Joseph Meuse
Title: President and Chief Executive Officer

Date: August 4, 2009